Exhibit 10.16

Confidential Treatment Requested.  Confidential portions of this document have been redacted and have been separately filed with the Commission.

AMENDMENT TO LICENSE AGREEMENT

THIS AMENDMENT (“Amendment”) to that certain LICENSE AGREEMENT dated June 18, 2009 (“License Agreement”), by and between THE SCRIPPS RESEARCH INSTITUTE, a California nonprofit public benefit corporation (“TSRI”), and RECEPTOS, INC., a Delaware corporation (“Licensee”), is entered into and effective as of April 2, 2012. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the License Agreement.

WHEREAS, TSRI and Licensee have agreed to amend the License Agreement to add certain additional pending patent applications.

Now, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, TSRI and Licensee hereby agree as follows:

1.           The Exhibit A “Licensed Patent Rights” is hereby deleted and replaced to include patent applications listed below on Exhibit A Licensed Patent Rights.

2.           Except as expressly amended by this Amendment, the License Agreement shall remain in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed this Amendment by their duly authorized representatives as of the date set forth above.

THE SCRIPPS RESEARCH INSTITUTE		RECEPTOS, INC.

By:	/s/ Scott Forrest	By:	/s/ Chrysa Mineo

Name:	Scott Forrest	Name:	Chrysa Mineo

Title:	VP, Business Development	Title:	VP, Corporate Development

Confidential Treatment Requested.  Confidential portions of this document have been redacted and have been separately filed with the Commission.

EXHIBIT A

LICENSED PATENT RIGHTS

***